Exhibit 99.5

101 Larkspur Landing Suite 321 Larkspur, CA 94939

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Gryphon Digital Mining, Inc.’s (formerly Akerna Corp.) Registrations Statements:

1.	Registration Statements on Form S-3 (File Nos. 333-277060, 333-256878, 333-260388 and No. 333-262095); and

2.	Registration Statements on Form S-8 (File Nos. 333-276957, 333-242480, and 333-233480)

of our report dated April 1, 2024, with respect to our audits of the consolidated financial statements of Ivy Crypto, Inc., as of December 31, 2023 and 2022 and for each of the years in the two-year period ended December 31, 2023, which report is included in this Form 8-K of Gryphon Digital Mining, Inc. Our report includes an explanatory paragraph as to Ivy Crypto, Inc.’s ability to continue as a going concern.

/s/ RBSM LLP

RBSM, LLP

Larkspur, California

April 1, 2024

PCAOB ID 587